UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 10, 2009
TIER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23195	94-3145844
(State or Other Jurisdiction of	(Commission	(IRS Employer Identification No.)
Incorporation)	File Number)

10780 Parkridge Blvd., 4th Floor		20191
Reston, Virginia		(Zip Code)
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: 571-382-1000
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communication pursuant to Rule 425 under the Securities act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
On November 10, 2009, Tier Technologies, Inc., or the company, will hold a conference call for investors at 5:00 p.m Eastern Time. The company script for the conference call is furnished herewith as Exhibit 99.1, and the accompanying slide presentation is furnished herewith as Exhibit 99.2. In addition, the company script and accompanying slide presentation can be found in the Investor Relations section of the company’s website, www.tier.com.
The information furnished shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or incorporated by reference into any filing thereunder or under the Securities Act of 1933 unless expressly set forth by specific reference in such filing.
Item 7.01 Regulation FD Disclosure.
The disclosure above under “Item 2.02 Results of Operations and Financial Condition” is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
99.1	Script for November 10, 2009 earnings conference call.

99.2	Slide presentation for November 10, 2009 earnings conference call.
Exhibits 99.1 and 99.2 shall be deemed to be furnished and not filed by the Company.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIER TECHNOLOGIES, INC.
By:	/s/ Ronald W. Johnston
	Name:	Ronald W. Johnston
	Title:	Chief Financial Officer
Date: November 10, 2009

Exhibit Index

Exhibit No.	Description
99.1	Script for November 10, 2009 earnings conference call.

99.2	Slide presentation for November 10, 2009 earnings conference call.